UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2019

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UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Logue Avenue Mountain View, California		94043
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On March 18, 2019, Upwork Inc. (“Upwork”) entered into a Third Amendment to Loan and Security Agreement (the “Amendment”) with Silicon Valley Bank (“SVB”). The Amendment amends certain provisions of the Loan and Security Agreement, dated as of September 19, 2017, between Upwork and SVB, as previously amended by the First Amendment to Loan and Security Agreement, dated as of November 29, 2017 and as further amended by the Second Amendment to Loan and Security Agreement, dated as of September 17, 2018.
The Amendment was entered into to reflect the impact of Upwork's initial public offering, including the additional information publicly disclosed as a result of being a public company and the increase in Upwork’s cash and cash equivalents as a result of the proceeds received in connection with the initial public offering. The Amendment, among other changes, (i) amends the adjusted quick ratio financial covenant to provide that Upwork will maintain an adjusted quick ratio of 1.75 to 1.00 (previously 1.30 to 1.00), (ii) reduces the frequency with which Upwork is required to provide certain financial information to SVB during periods in which it maintains an adjusted quick ratio of 2.50 to 1.00, (iii) eliminates the minimum EBITDA covenant with which Upwork was required to comply and (iv) eliminates SVB's audit rights to inspect Upwork's books, records and collateral. The Amendment contains customary representations and warranties.
The foregoing summary of key terms of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Amendment, a copy of which Upwork expects to file with its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, and upon filing will be incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this report is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Upwork Inc.

Date: March 19, 2019	By:	/s/ Brian Levey
Brian Levey
Chief Business Affairs and Legal Officer and Secretary

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